UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2009
PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25887	36-3681151
(State or other jurisdiction	(Commission file number)	(I.R.S. employer
of incorporation)		identification no.)

120 S. LaSalle, Suite 400
Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 564-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On January 26, 2009, PrivateBancorp, Inc. (the “Company”) issued a press release announcing that it received preliminary approval from the U.S. Department of Treasury (the “U.S. Treasury”) for the investment of $244 million in the Company as part of the U.S. Treasury’s recently announced Capital Purchase Program. The investment is contingent upon the completion of transaction documents to be provided by the U.S. Treasury and the satisfaction of closing conditions contained therein. Additional information is provided in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 26, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2009	PRIVATEBANCORP, INC.
	By:	/s/ Dennis L. Klaeser
Dennis L. Klaeser
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 26, 2009